UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 25, 2005
                                                         ----------------




                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                         1-11823                      58-1473302
        -------                         -------                      ----------
(State of Incorporation)       (Commission File Number)           (IRS Employer
                                                             Identification No.)


                3250 North Valdosta Road, Valdosta, Georgia 31602
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 28, 2005, PAB Bankshares, Inc. (the "Registrant") issued a news release to announce that on January 25, 2005, the Board of Directors of the Registrant had appointed John E. Mansfield, Jr. to serve on its Board of Directors and on the Board of Directors of the Registrant's subsidiary bank, The Park Avenue Bank. The news release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.


Item 9.01.        Financial Statements and Exhibits.

                  (c) Exhibits:

                      99.1 News Release dated January 28, 2005.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAB BANKSHARES, INC.
                                             --------------------
                                                  (Registrant)

Date:    January 28, 2005                    /s/ Donald J. Torbert, Jr.
         ----------------                    --------------------------
                                                     (Signature)
                                             Donald J. Torbert, Jr.,
                                             Executive Vice President and
                                             Chief Financial Officer

EXHIBIT INDEX
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     Number                Description
     ------                -----------

       99.1                News Release dated January 28, 2005.